UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2009 (April 22, 2009)
HCA INC.
(Exact name of registrant as specified in charter)

Delaware	001-11239	75-2497104

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Park Plaza, Nashville, Tennessee	37203

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 344-9551
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 2.02. Results of Operations and Financial Condition
     On April 27, 2009, HCA Inc. (the “Company”) issued a press release announcing, among other matters, its results of operations for the first quarter ended March 31, 2009, the text of which is set forth as Exhibit 99.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of George A. Bitar from the Company’s Board of Directors
     On April 22, 2009, George A. Bitar notified the Board of Directors of the Company of his intention to resign from the Company’s Board of Directors, effective immediately.
Appointment of James D. Forbes to the Company’s Board of Directors
     In connection with the resignation of Mr. Bitar from the Company’s Board of Directors discussed above, on April 22, 2009, the Company’s Board of Directors appointed James D. Forbes to serve as a member of the Company’s Board of Directors effective immediately. Mr. Forbes will serve on the Company’s Compensation Committee.
     Mr. Forbes has been Head of Bank of America’s Global Principal Investments Division since March 2009. From November 2008 to March 2009, Mr. Forbes served as Head of Asia Pacific Corporate and Investment Banking based in Hong Kong. From August 2002 to November 2008, he served as Global Head of Healthcare Investment Banking at Merrill Lynch. Before joining Merrill Lynch in 1995, Mr. Forbes worked at CS First Boston where he was part of Debt Capital Markets.
     Mr. Forbes was appointed as a director to fill the vacancy created by Mr. Bitar’s resignation pursuant to the Amended and Restated Limited Liability Company Agreement of Hercules Holding II, LLC (“HHII LLC”), which gives Merrill Lynch Global Private Equity the right to designate three managers of HHII LLC to also serve on the Company’s Board of Directors.
     The information required by Item 5.02(d)(4) of Form 8-K regarding certain relationships of the Company with Merrill Lynch Global Private Equity is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the SEC on March 4, 2009 and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure
     On April 27, 2009, the Company issued a press release announcing, among other matters, its results of operations for the first quarter ended March 31, 2009, the text of which is set forth as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d)

Exhibit
Number	Exhibit Title

99.1	Press Release dated April 27, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA INC.
By:	/s/ R. Milton Johnson
Name:	R. Milton Johnson
Title:	Executive Vice President and Chief Financial Officer

Date: April 27, 2009